Exhibit 99.1

0	● ●
John R. Buran, President and CEO Commentary
Flushing Financial Corporation Reports 2Q24 GAAP and Core EPS of $0.18; Net Interest Income Up QoQ

“Our long-term success is derived from executing against the four focus areas we outlined in 2023. For the quarter, GAAP and Core NIM declined 1 and 3 bps, respectively. As loan originations were less than paydowns, we purchased adjustable-rate securities, which led to net interest income increasing 0.9% QoQ. We anticipate the loan pipeline, which increased approximately 88% QoQ, will help to stabilize NIM, which is our first area of focus. Our second area of focus is credit quality, which remains quite strong. At the end of the quarter, we had NPAs to total assets of 61 bps, criticized and classified loans to total loans of 113 bps, and net recoveries of 1 bp. We remain confident that our strong underwriting will continue to drive toward low loss content. The third area of focus is preserving strong liquidity and capital. The Company has over $3 billion of unused lines of credit available as of June 30, 2024, and notwithstanding the normal flows of certain deposit portfolios, average deposits increased 4% YoY and 2% QoQ. Capital ratios remained strong with a leverage ratio of 8.18%. Our last area of focus is bending the expense curve. GAAP and core noninterest expense each increased 6% in the first half of the year compared to the same period a year ago. We are making investments in the business in new lending staff and branches to improve profitability over the long term and expect expense growth in 2024 will be more in line with our historical growth rate of mid-single digits. While progress will not always be in a straight line, we remain confident that adherence to these four areas of focus will favorably impact the long-term profitability of the Company.”

- John R. Buran, President and CEO

UNIONDALE, N.Y., July 29, 2024 – Growth in Average Deposits; Solid Credit Quality Metrics. Second quarter 2024 GAAP and Core EPS were both $0.18 compared to $0.29, and $0.26, respectively, a year ago. 2Q24 GAAP and Core NIM were 2.05% and 2.03%, down 1 bp and 3 bps QoQ, respectively. Absent episodic items[1], NIM was 2.02% in 2Q24 compared to 2.01% in the prior quarter. Average total deposits increased 4.3% YoY and 1.6% QoQ, notwithstanding normal flows of certain portfolios.

Strong Credit Quality; Capital Remains Solid. Credit quality metrics were at low levels with criticized and classified loans to gross loans of 113 bps, nonperforming assets to total assets of 61 bps, and net recoveries of 1 bp in 2Q24. Capital continues to be sound with TCE/TA2 of 7.12% at 2Q24 compared to 7.40% at 1Q24.

Key Financial Metrics[3]

	2Q24	1Q24	4Q23	3Q23	2Q23	1H24	1H23
GAAP:
EPS	$0.18	$0.12	$0.27	$0.26	$0.29	$0.30	$0.42
ROAA (%)	0.24	0.17	0.38	0.37	0.41	0.21	0.30
ROAE (%)	3.19	2.20	4.84	4.64	5.16	2.69	3.76
NIM FTE[4] (%)	2.05	2.06	2.29	2.22	2.18	2.06	2.22
Core:
EPS	$0.18	$0.14	$0.25	$0.25	$0.26	$0.33	$0.32
ROAA (%)	0.25	0.20	0.35	0.36	0.37	0.22	0.23
ROAE (%)	3.27	2.58	4.51	4.49	4.70	2.92	2.89
Core NIM FTE (%)	2.03	2.06	2.31	2.13	2.17	2.05	2.21
Credit Quality:
NPAs/Loans & OREO (%)	0.82	0.68	0.67	0.56	0.58	0.82	0.58
ACLs/Loans (%)	0.61	0.60	0.58	0.57	0.57	0.61	0.57
ACLs/NPLs (%)	120.58	164.13	159.55	225.38	207.08	120.58	207.08
NCOs/Avg Loans (%)	(0.01)	-	-	-	0.09	-	0.32
Balance Sheet:
Avg Loans ($B)	$6.7	$6.8	$6.9	$6.8	$6.8	$6.8	$6.9
Avg Dep ($B)	$7.2	$7.1	$6.9	$6.8	$6.9	$7.1	$6.9
Book Value/Share	$22.89	$23.04	$23.21	$23.06	$23.14	$22.89	$23.14
Tangible BV/Share	$22.24	$22.39	$22.54	$22.39	$22.47	$22.24	$22.47
TCE/TA (%)	7.12	7.40	7.64	7.56	7.70	7.12	7.70

Note: In certain circumstances, reclassifications have been made to prior periods to conform to the current presentation.

1 Episodic items include prepayment penalty income, customer swap termination fees, net reversals and recovered interest from nonaccrual loans, net gain/loss from fair value on qualifying hedges, and purchase accounting adjustments. 2 Tangible Common Equity (“TCE”)/Total Assets (“TA”). 3 See “Reconciliation of GAAP Earnings and Core Earnings”, “Reconciliation of GAAP Revenue and Pre-Provision Pre-Tax Net Revenue”, and “Reconciliation of GAAP Net Interest Margin to Core Net Interest Income and Net Interest Margin.” 4 Net Interest Margin (“NIM”) Fully Taxable Equivalent (“FTE”).

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54001

2Q24 Highlights
●
Net interest margin FTE decreased 13 bps YoY, but only 1 bp QoQ to 2.05%; Core net interest margin FTE decreased 14 bps YoY and 3 bps QoQ to 2.03%; absent episodic items[1], NIM was 2.02% in 2Q24 compared to 2.15% in 2Q23 and 2.01% in 1Q24
●
Average total deposits increased 4.3% YoY and 1.6% QoQ to $7.2 billion; Average noninterest bearing deposits were 11.4% of total average deposits compared to 12.3% in 2Q23 and 11.8% in 1Q24. Average CDs were $2.4 billion, up 19.4% YoY and 1.5% QoQ
●
Period end net loans decreased 0.9% YoY and 0.7% QoQ to $6.7 billion; Loan closings were $126.0 million, down 20.7% YoY and 3.1% QoQ; The yields on closings increased 63 bps YoY and 57 bps QoQ to 7.77%; Back-to-back swap loan originations were $27.4 million compared to $15.3 million in 1Q24 and generated $0.5 million and $0.2 million of noninterest income, respectively; Loan pipeline decreased 21.1% YoY, but increased 88.4% QoQ to $327.7 million; Approximately 9% of the loan pipeline consists of back-to-back swap loans
●
NPAs increased from a very low base of $39.6 million a year ago and $46.3 million in the prior quarter to $55.8 million equating to only 61 bps of assets compared to 47 bps in 2Q23 and 53 bps in 1Q24
●
Year to date noninterest expense growth was 6.3%, while core noninterest expense growth was 5.7%; The Company remains on target to have core expense growth of mid-single digits for 2024
●
Provision for credit losses was $0.8 million in 2Q24 compared to $1.4 million in 2Q23 and $0.6 million in 1Q24; Net charge-offs (recoveries) were $(92,000) in 2Q24 compared to $1.6 million in 2Q23 and $4,000 in 1Q24
●
Tangible Common Equity to Tangible Assets was 7.12% at June 30, 2024, compared to 7.40% at March 31, 2024; Tangible book value per share was $22.24 compared to $22.47 a year ago

Areas of Focus
Increase NIM and Reduce Volatility
●
GAAP and Core NIM decreased slightly by 1 bp and 3 bps QoQ, respectively, in 2Q24
●
Absent episodic items[1], NIM improved slightly to 2.02% in 2Q24 compared to 2.01% in 1Q24
●
Remain largely interest rate neutral to a 100 bps change in rates
●
Approximately 26% of the loan portfolio consists of floating rate loans (including hedges)
●
Average noninterest bearing deposits decreased 1.4% QoQ and accounted for 11.4% of average total deposits

Maintain Credit Discipline
●
Approximately 90% of the loan portfolio is collateralized by real estate with an average loan to value of less than 36%
●
Weighted average debt service coverage ratio is approximately 1.8x for multifamily and investor commercial real estate loans
●
Criticized and classified loans are 1.13% of gross loans
●
Manhattan office buildings exposure is minimal at 0.5% of gross loans, none of which are nonperforming

Preserve Strong Liquidity and Capital
●
Maintaining ample liquidity with $3.1 billion of undrawn lines and resources as of June 30, 2024
●
Uninsured and uncollateralized deposits were 17% of total deposits, while uninsured deposits were 32% of total deposits
●
Total average deposits increased 4.3% YoY and 1.6% QoQ
●
Tangible Common Equity to Tangible Assets was 7.12% at June 30, 2024, down 28 bps QoQ; Leverage ratio was 8.18% at June 30, 2024, compared to 8.32% at March 31, 2024

Bend the Expense Curve
●
GAAP noninterest expense to average assets was 1.77% in 2Q24 compared to 1.66% in 2Q23 and 1.83% in 1Q24
●
GAAP and Core noninterest expense growth was 11.2% and 9.9% YoY in 2Q24, respectively, and 6.3% and 5.7% year to date, respectively, as investments are made to improve long term profitability

[1]

Episodic items include prepayment penalty income, customer swap termination fees, net reversals and recovered interest from nonaccrual loans, net gain/loss from fair value on qualifying hedges, and purchase accounting adjustments, which totaled $0.7 million or 3 bps in 2Q24 compared to $0.5 million or 3 bps in 2Q23 and $1.0 million or 5 bps in 1Q24

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54002

Income Statement Highlights

						YoY	QoQ
($000s, except EPS)	2Q24	1Q24	4Q23	3Q23	2Q23	Change	Change

Net Interest Income	$42,776	$42,397	$46,085	$44,427	$43,378	(1.4)%	0.9%
Provision for Credit Losses	809	592	998	596	1,416	(42.9)	36.7
Noninterest Income	4,216	3,084	7,402	3,309	5,020	(16.0)	36.7
Noninterest Expense	39,047	39,892	40,735	36,388	35,110	11.2	(2.1)
Income Before Income Taxes	7,136	4,997	11,754	10,752	11,872	(39.9)	42.8
Provision for Income Taxes	1,814	1,313	3,655	2,917	3,186	(43.1)	38.2
Net Income	$5,322	$3,684	$8,099	$7,835	$8,686	(38.7)	44.5
Diluted EPS	$0.18	$0.12	$0.27	$0.26	$0.29	(37.9)	50.0
Avg. Diluted Shares (000s)	29,789	29,742	29,650	29,703	30,090	(1.0)	0.2

Core Net Income[1]	$5,456	$4,312	$7,546	$7,571	$7,912	(31.0)	26.5
Core EPS[1]	$0.18	$0.14	$0.25	$0.25	$0.26	(30.8)	28.6

1 See Reconciliation of GAAP Earnings and Core Earnings

Net interest income decreased YoY but increased QoQ.

●	Net Interest Margin FTE of 2.05% decreased 13 bps YoY and 1 bp QoQ
●	Episodic items of prepayment penalty income, customer swap termination fees, net reversals and recoveries of interest from nonaccrual loans, net gains and losses from fair value adjustments on qualifying hedges, and purchase accounting accretion totaled $0.7 million (3 bps to NIM) in 2Q24, compared to $1.0 million (5 bps to NIM) in 1Q24, $3.0 million (15 bps to NIM) in 4Q23, $2.6 million (13 bps to NIM) in 3Q23, and $0.5 million (3 bps to NIM) in 2Q23
●	Excluding the items in the previous bullet, net interest margin was 2.02% compared to in 2Q24, 2.01% in 1Q24, 2.14% in 4Q23, 2.09% in 3Q23, and 2.15% in 2Q23

The provision for credit losses decreased YoY but increased QoQ.

●	Net charge-offs (recoveries) were $(92,000) ((1) bp of average loans) in 2Q24 compared to $4,000 (less than 1 bp of average loans) in 1Q24, $60,000 in 4Q23 (less than 1 bp of average loans), $(42,000) in 3Q23 (less than (1) bp of average loans), and $1.6 million in 2Q23 (9 bps of average loans)

Noninterest income decreased YoY but increased QoQ.

●	Back-to-back swap loan closings of $27.4 million in 2Q24 (compared to $11.5 million in 2Q23 and $15.3 million in 1Q24) generated $0.5 million of fee income (compared to $0.2 million of fee income in both 2Q23 and 1Q24)
●	Net gains (losses) from fair value adjustments were $0.1 million in 2Q24 (less than $0.01 per share, net of tax), $(0.8) million in 1Q24 ($(0.02) per share, net of tax), $0.9 million in 4Q23 ($0.02 per share, net of tax), $(1.2) million in 3Q23 ($(0.03) per share, net of tax), and $0.3 million in 2Q23 ($0.01 per share, net of tax)
●	Life insurance proceeds were $0.7 million in 4Q23 ($0.02 per share), $23,000 in 3Q23 (less than $0.01 per share), and $0.6 million ($0.02 per share) in 2Q23
●	Absent the items in the previous two bullets and other immaterial adjustments, core noninterest income was $4.2 million in 2Q24, down 0.1% YoY, but up 6.2% QoQ

Noninterest expense increased YoY but declined QoQ.

●	Seasonal compensation expense was $1.6 million in 1Q24 and did not repeat in 2Q24
●	Excluding the effects of immaterial adjustments, core operating expenses were $38.5 million in 2Q24, up 9.9% YoY, but down 3.4% QoQ; year over year increases primarily relate to business investments in people, and higher deposit insurance premiums and data processing costs
●	GAAP noninterest expense to average assets was 1.77% in 2Q24, 1.83% in 1Q24, 1.90% in 4Q23, 1.71% in 3Q23, and 1.66% in 2Q23

Provision for income taxes decreased YoY but increased QoQ.

●	The effective tax rate was 25.4% in 2Q24, 26.3% in 1Q24, 31.1% in 4Q23, 27.1% in 3Q23, and 26.8% in 2Q23

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54003

●	The 4Q23 effective tax rate increased because of preferential tax items having a smaller impact due to higher pre-tax income than estimated in 3Q23 and 2Q23

Balance Sheet, Credit Quality, and Capital Highlights

						YoY		QoQ
	2Q24	1Q24	4Q23	3Q23	2Q23	Change		Change
Averages ($MM)
Loans	$6,748	$6,804	$6,868	$6,813	$6,830	(1.2)%		(0.8)%
Total Deposits	7,196	7,081	6,884	6,819	6,900	4.3		1.6

Credit Quality ($000s)
Nonperforming Loans	$34,540	$24,829	$25,172	$17,405	$18,637	85.3%		39.1%
Nonperforming Assets	55,832	46,254	46,153	38,386	39,618	40.9		20.7
Criticized and Classified Loans	76,485	59,021	76,719	74,169	48,675	57.1		29.6
Criticized and Classified Assets	97,777	80,446	97,700	95,150	69,656	40.4		21.5
Allowance for Credit Losses/Loans (%)	0.61	0.60	0.58	0.57	0.57	4	bps	1	bp

Capital
Book Value/Share	$22.89	$23.04	$23.21	$23.06	$23.14	(1.1)%		(0.7)%
Tangible Book Value/Share	22.24	22.39	22.54	22.39	22.47	(1.0)		(0.7)
Tang. Common Equity/Tang. Assets (%)	7.12	7.40	7.64	7.56	7.70	(58)	bps	(28)	bps
Leverage Ratio (%)	8.18	8.32	8.47	8.51	8.54	(36)		(14)

Average loans decreased slightly YoY and QoQ.

●	Period end net loans totaled $6.7 billion, down 0.9% YoY and 0.7% QoQ
●	Total loan closings were $126.0 million in 2Q24, $130.0 million in 1Q24, $244.3 million in 4Q23, $241.5 million in 3Q23, and $158.8 million in 2Q23; the loan pipeline was $327.7 million at June 30, 2024, down 21.1% YoY, but up 88.4% QoQ
●	The diversified loan portfolio is approximately 90% collateralized by real estate with an average loan-to-value ratio of <36%
●	Manhattan office buildings exposure is minimal at 0.5% of gross loans with all loans performing

Average total deposits increased YoY and QoQ.

●	Average noninterest bearing deposits decreased 3.2% YoY and 1.4% QoQ and comprised 11.4% of average total deposits in 2Q24 compared to 12.3% a year ago
●	Average CDs totaled $2.4 billion, up 19.4% YoY and 1.5% QoQ; approximately $587.5 million of retail CDs are due to mature at an average rate of 4.89% in 3Q24

Credit Quality: Nonperforming loans increased YoY and QoQ.

●	Nonperforming loans were 51 bps of loans in 2Q24 compared to 27 bps in 2Q23 and 36 bps in 1Q24; the increase from 1Q24 in NPLs was primarily driven by 4 credits totaling $9.1 million and we expect minimal, if any losses
●	Criticized and classified loans were 113 bps of gross loans in 2Q24 compared to 87 bps of gross loans at 1Q24, 111 bps at 4Q23, 108 bps at 3Q23, and 71 bps at 2Q23
●	Allowance for credit losses were 120.6% of nonperforming loans at 2Q24 compared to 207.1% at 2Q23 and 164.1% at 1Q24

Capital: Book value per common share and tangible book value per common share, a non-GAAP measure, both decreased 1.1% and 1.0% YoY to $22.89 and $22.24, respectively.

●	The Company paid a dividend of $0.22 per share in 2Q24; 807,964 shares remaining subject to repurchase under the authorized stock repurchase program, which has no expiration or maximum dollar limit
●	Tangible common equity to tangible assets was 7.12% at June 30, 2024, compared to 7.70% at June 30, 2023, and 7.40% at March 31, 2024

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54004

Conference Call Information

Conference Call Information:

●	John R. Buran, President and Chief Executive Officer, and Susan K. Cullen, Senior Executive Vice President and Chief Financial Officer and Treasurer, will host a conference call on Tuesday, July 30, 2024, at 9:00 AM (ET) to discuss the Company’s second quarter results and strategy.
●	Dial-in for Live Call: 1-877-509-5836; Canada 855-669-9657
●	Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=rhmdjtQw
●	Dial-in for Replay: 1-877-344-7529; Canada 855-669-9658
●	Replay Access Code: 8422874
●	The conference call will be simultaneously webcast and archived

Third Quarter 2024 Earnings Release Date:

The Company plans to release Third Quarter 2024 financial results after the market close on October 24, 2024, followed by a conference call at 11:00 AM (ET) on October 25, 2024.

A detailed announcement will be issued prior to the third quarter’s close confirming the date and the time of the earning release.

About Flushing Financial Corporation

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State—chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this Press Release relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward-looking statements may be identified by terms such as “may”, “will”, “should”, “could”, “expects”, “plans”, “intends”, “anticipates”, “believes”, “estimates”, “predicts”, “forecasts”, “goals”, “potential” or “continue” or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. The Company has no obligation to update these forward-looking statements.

#FF- Statistical Tables Follow -

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54005

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	At or for the three months ended										At or for the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands, except per share data)	2024		2024		2023		2023		2023		2024		2023
Performance Ratios (1)
Return on average assets	0.24%		0.17%		0.38%		0.37%		0.41%		0.21%		0.30%
Return on average equity	3.19		2.20		4.84		4.64		5.16		2.69		3.76
Yield on average interest-earning assets (2)	5.43		5.32		5.39		5.19		4.84		5.37		4.72
Cost of average interest-bearing liabilities	3.95		3.83		3.68		3.52		3.15		3.89		2.97
Cost of funds	3.54		3.42		3.26		3.13		2.80		3.48		2.63
Net interest rate spread during period (2)	1.48		1.49		1.71		1.67		1.69		1.48		1.75
Net interest margin (2)	2.05		2.06		2.29		2.22		2.18		2.06		2.22
Noninterest expense to average assets	1.77		1.83		1.90		1.71		1.66		1.80		1.75
Efficiency ratio (3)	82.57		86.07		76.69		76.76		73.82		84.31		76.72
Average interest-earning assets to average interest-bearing liabilities	1.17	X	1.17	X	1.19	X	1.18	X	1.18	X	1.17	X	1.19	X

Average Balances
Total loans, net	$6,748,140		$6,804,117		$6,867,927		$6,813,019		$6,829,648		$6,776,128		$6,850,305
Total interest-earning assets	8,354,994		8,235,160		8,076,991		8,023,237		7,991,756		8,295,076		7,997,037
Total assets	8,830,665		8,707,505		8,569,002		8,505,346		8,462,442		8,769,085		8,465,363
Total deposits	7,195,940		7,081,498		6,884,037		6,819,397		6,899,617		7,138,720		6,855,299
Total interest-bearing liabilities	7,140,068		7,014,927		6,813,909		6,771,860		6,756,859		7,077,498		6,730,357
Stockholders' equity	667,557		669,185		669,819		675,041		672,835		668,371		677,917

Per Share Data
Book value per common share (4)	$22.89		$23.04		$23.21		$23.06		$23.14		$22.89		$23.14
Tangible book value per common share (5)	$22.24		$22.39		$22.54		$22.39		$22.47		$22.24		$22.47

Stockholders' Equity
Stockholders' equity	$665,322		$669,827		$669,837		$666,521		$670,247		$665,322		$670,247
Tangible stockholders' equity	646,364		650,763		650,664		647,234		650,842		646,364		650,842

Consolidated Regulatory Capital Ratios
Tier 1 capital	$733,308		$734,192		$737,732		$736,744		$734,754		$733,308		$734,754
Common equity Tier 1 capital	686,630		687,458		691,754		690,294		688,820		686,630		688,820
Total risk-based capital	965,819		965,796		967,627		965,532		962,784		965,819		962,784
Risk Weighted Assets	6,718,568		6,664,496		6,750,301		6,804,478		6,650,222		6,718,568		6,650,222

Tier 1 leverage capital (well capitalized = 5%)	8.18%		8.32%		8.47%		8.51%		8.54%		8.18%		8.54%
Common equity Tier 1 risk-based capital (well capitalized = 6.5%)	10.22		10.32		10.25		10.14		10.36		10.22		10.36
Tier 1 risk-based capital (well capitalized = 8.0%)	10.91		11.02		10.93		10.83		11.05		10.91		11.05
Total risk-based capital (well capitalized = 10.0%)	14.38		14.49		14.33		14.19		14.48		14.38		14.48

Capital Ratios
Average equity to average assets	7.56%		7.69%		7.82%		7.94%		7.95%		7.62%		8.01%
Equity to total assets	7.31		7.61		7.85		7.77		7.91		7.31		7.91
Tangible common equity to tangible assets (6)	7.12		7.40		7.64		7.56		7.70		7.12		7.70

Asset Quality
Nonaccrual loans	$34,540		$24,829		$23,709		$17,405		$18,637		$34,540		$18,637
Nonperforming loans	34,540		24,829		25,172		17,405		18,637		34,540		18,637
Nonperforming assets	55,832		46,254		46,153		38,386		39,618		55,832		39,618
Net charge-offs (recoveries)	(92)		4		60		(42)		1,560		(88)		10,794

Asset Quality Ratios
Nonperforming loans to gross loans	0.51%		0.36%		0.36%		0.25%		0.27%		0.51%		0.27%
Nonperforming assets to total assets	0.61		0.53		0.54		0.45		0.47		0.61		0.47
Allowance for credit losses to gross loans	0.61		0.60		0.58		0.57		0.57		0.61		0.57
Allowance for credit losses to nonperforming assets	74.60		88.10		87.02		102.19		97.41		74.60		97.41
Allowance for credit losses to nonperforming loans	120.58		164.13		159.55		225.38		207.08		120.58		207.08
Net charge-offs (recoveries) to average loans	(0.01)		—		—		—		0.09		—		0.32

Full-service customer facilities	27		27		27		27		26		27		26

(footnotes on next page)

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54006

(1)	Ratios are presented on an annualized basis, where appropriate.
(2)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.
(3)

Efficiency ratio, a non-GAAP measure, was calculated by dividing core noninterest expense (excluding OREO expense and the net gain/loss from the sale of OREO) by the total of core net interest income and core noninterest income.

(4)	Calculated by dividing stockholders’ equity by shares outstanding.
(5)

Calculated by dividing tangible stockholders’ common equity, a non-GAAP measure, by shares outstanding. Tangible stockholders’ common equity is stockholders’ equity less intangible assets. See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

(6)	See “Calculation of Tangible Stockholders’ Common Equity to Tangible Assets”.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54007

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands, except per share data)	2024	2024	2023	2023	2023	2024	2023
Interest and Dividend Income
Interest and fees on loans	$92,728	$92,959	$95,616	$91,466	$85,377	$185,687	$168,266
Interest and dividends on securities:
Interest	18,209	12,541	10,803	10,383	9,172	30,750	16,412
Dividends	33	33	34	33	30	66	59
Other interest income	2,260	3,966	2,310	2,154	1,982	6,226	3,941
Total interest and dividend income	113,230	109,499	108,763	104,036	96,561	222,729	188,678

Interest Expense
Deposits	60,893	57,865	53,284	50,066	46,249	118,758	85,305
Other interest expense	9,561	9,237	9,394	9,543	6,934	18,798	14,733
Total interest expense	70,454	67,102	62,678	59,609	53,183	137,556	100,038

Net Interest Income	42,776	42,397	46,085	44,427	43,378	85,173	88,640
Provision for credit losses	809	592	998	596	1,416	1,401	8,924
Net Interest Income After Provision for Credit Losses	41,967	41,805	45,087	43,831	41,962	83,772	79,716

Noninterest Income
Banking services fee income	1,583	1,394	2,824	2,636	1,780	2,977	3,191
Net gain on sale of loans	26	110	—	—	54	136	108
Net gain (loss) from fair value adjustments	57	(834)	906	(1,246)	294	(777)	2,913
Federal Home Loan Bank of New York stock dividends	669	743	658	624	534	1,412	1,231
Life insurance proceeds	—	—	697	23	561	—	561
Bank owned life insurance	1,223	1,200	1,173	1,157	1,134	2,423	2,243
Other income	658	471	1,144	115	663	1,129	1,630
Total noninterest income	4,216	3,084	7,402	3,309	5,020	7,300	11,877

Noninterest Expense
Salaries and employee benefits	21,723	22,113	23,359	20,346	19,690	43,836	42,252
Occupancy and equipment	3,713	3,779	3,698	3,371	3,534	7,492	7,327
Professional services	2,786	2,792	2,523	2,494	2,291	5,578	4,552
FDIC deposit insurance	1,322	1,652	1,162	912	943	2,974	1,920
Data processing	1,785	1,727	1,646	1,422	1,473	3,512	2,908
Depreciation and amortization	1,425	1,457	1,491	1,482	1,482	2,882	2,992
Other real estate owned/foreclosure expense	125	145	105	185	150	270	315
Other operating expenses	6,168	6,227	6,751	6,176	5,547	12,395	12,000
Total noninterest expense	39,047	39,892	40,735	36,388	35,110	78,939	74,266

Income Before Provision for Income Taxes	7,136	4,997	11,754	10,752	11,872	12,133	17,327

Provision for income taxes	1,814	1,313	3,655	2,917	3,186	3,127	4,597

Net Income	$5,322	$3,684	$8,099	$7,835	$8,686	$9,006	$12,730

Basic earnings per common share	$0.18	$0.12	$0.27	$0.26	$0.29	$0.30	$0.42
Diluted earnings per common share	$0.18	$0.12	$0.27	$0.26	$0.29	$0.30	$0.42
Dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.44	$0.44

Basic average shares	29,789	29,742	29,650	29,703	30,090	29,766	30,177
Diluted average shares	29,789	29,742	29,650	29,703	30,090	29,766	30,177

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54008

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2023	2023
ASSETS
Cash and due from banks	$156,913	$210,723	$172,157	$200,926	$160,053
Securities held-to-maturity:
Mortgage-backed securities	7,846	7,850	7,855	7,860	7,865
Other securities, net	64,166	64,612	65,068	65,271	65,469
Securities available for sale:
Mortgage-backed securities	869,494	509,527	354,344	337,879	365,911
Other securities	679,117	667,156	520,409	505,784	503,645
Loans	6,777,026	6,821,943	6,906,950	6,896,074	6,832,425
Allowance for credit losses	(41,648)	(40,752)	(40,161)	(39,228)	(38,593)
Net loans	6,735,378	6,781,191	6,866,789	6,856,846	6,793,832
Interest and dividends receivable	62,752	61,449	59,018	55,660	52,911
Bank premises and equipment, net	19,426	20,102	21,273	21,302	22,182
Federal Home Loan Bank of New York stock	46,331	24,845	31,066	43,821	36,168
Bank owned life insurance	215,940	214,718	213,518	214,321	213,164
Goodwill	17,636	17,636	17,636	17,636	17,636
Core deposit intangibles	1,322	1,428	1,537	1,651	1,769
Right of use asset	46,636	37,631	39,557	41,404	41,526
Other assets	174,283	188,457	167,009	209,014	192,721
Total assets	$9,097,240	$8,807,325	$8,537,236	$8,579,375	$8,474,852

LIABILITIES
Total deposits	$6,906,863	$7,253,207	$6,815,261	$6,681,509	$6,723,690
Borrowed funds	1,316,565	671,474	841,281	1,001,010	857,400
Operating lease liability	47,485	38,674	40,822	43,067	44,402
Other liabilities	161,005	174,143	170,035	187,268	179,113
Total liabilities	8,431,918	8,137,498	7,867,399	7,912,854	7,804,605

STOCKHOLDERS' EQUITY
Preferred stock (5,000,000 shares authorized; none issued)	—	—	—	—	—
Common stock ($0.01 par value; 100,000,000 shares authorized)	341	341	341	341	341
Additional paid-in capital	260,585	260,413	264,534	264,486	263,744
Treasury stock	(101,633)	(101,641)	(106,070)	(105,433)	(104,574)
Retained earnings	545,345	546,530	549,683	548,058	546,755
Accumulated other comprehensive loss, net of taxes	(39,316)	(35,816)	(38,651)	(40,931)	(36,019)
Total stockholders' equity	665,322	669,827	669,837	666,521	670,247

Total liabilities and stockholders' equity	$9,097,240	$8,807,325	$8,537,236	$8,579,375	$8,474,852

(In thousands)
Issued shares	34,088	34,088	34,088	34,088	34,088
Outstanding shares	29,069	29,069	28,866	28,905	28,961
Treasury shares	5,019	5,019	5,222	5,183	5,127

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-54009

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

AVERAGE BALANCE SHEETS

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2024	2024	2023	2023	2023	2024	2023
Interest-earning Assets:
Mortgage loans, net	$5,338,614	$5,353,606	$5,356,112	$5,314,215	$5,308,567	$5,346,110	$5,320,852
Commercial Business loans, net	1,409,526	1,450,511	1,511,815	1,498,804	1,521,081	1,430,018	1,529,453
Total loans, net	6,748,140	6,804,117	6,867,927	6,813,019	6,829,648	6,776,128	6,850,305
Taxable securities:
Mortgage-backed securities	691,802	462,934	426,612	436,181	448,620	577,368	453,240
Other securities, net	663,975	590,204	527,316	528,091	471,600	627,089	441,827
Total taxable securities	1,355,777	1,053,138	953,928	964,272	920,220	1,204,457	895,067
Tax-exempt securities:
Other securities	65,451	65,939	66,242	66,438	66,632	65,695	66,730
Total tax-exempt securities	65,451	65,939	66,242	66,438	66,632	65,695	66,730
Interest-earning deposits and federal funds sold	185,626	311,966	188,894	179,508	175,256	248,796	184,935
Total interest-earning assets	8,354,994	8,235,160	8,076,991	8,023,237	7,991,756	8,295,076	7,997,037
Other assets	475,671	472,345	492,011	482,109	470,686	474,009	468,326
Total assets	$8,830,665	$8,707,505	$8,569,002	$8,505,346	$8,462,442	$8,769,085	$8,465,363

Interest-bearing Liabilities:
Deposits:
Savings accounts	$103,335	$106,212	$110,316	$115,437	$124,041	$104,774	$129,463
NOW accounts	2,017,085	1,935,250	1,848,285	1,907,781	2,026,950	1,976,168	1,998,909
Money market accounts	1,714,085	1,725,714	1,625,453	1,584,308	1,754,574	1,719,899	1,905,709
Certificate of deposit accounts	2,443,047	2,406,283	2,340,115	2,290,669	2,046,960	2,424,665	1,864,254
Total due to depositors	6,277,552	6,173,459	5,924,169	5,898,195	5,952,525	6,225,506	5,898,335
Mortgagors' escrow accounts	95,532	73,822	86,592	69,525	97,410	84,677	84,021
Total interest-bearing deposits	6,373,084	6,247,281	6,010,761	5,967,720	6,049,935	6,310,183	5,982,356
Borrowings	766,984	767,646	803,148	804,140	706,924	767,315	748,001
Total interest-bearing liabilities	7,140,068	7,014,927	6,813,909	6,771,860	6,756,859	7,077,498	6,730,357
Noninterest-bearing demand deposits	822,856	834,217	873,276	851,677	849,682	828,537	872,943
Other liabilities	200,184	189,176	211,998	206,768	183,066	194,679	184,146
Total liabilities	8,163,108	8,038,320	7,899,183	7,830,305	7,789,607	8,100,714	7,787,446
Equity	667,557	669,185	669,819	675,041	672,835	668,371	677,917
Total liabilities and equity	$8,830,665	$8,707,505	$8,569,002	$8,505,346	$8,462,442	$8,769,085	$8,465,363

Net interest-earning assets	$1,214,926	$1,220,233	$1,263,082	$1,251,377	$1,234,897	$1,217,578	$1,266,680

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540010

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

NET INTEREST INCOME AND NET INTEREST MARGIN

(Unaudited)

	For the three months ended										For the six months ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
(Dollars in thousands)	2024		2024		2023		2023		2023		2024		2023
Interest Income:
Mortgage loans, net	$71,968		$71,572		$72,505		$68,931		$63,688		$143,540		$125,742
Commercial Business loans, net	20,760		21,387		23,111		22,535		21,689		42,147		42,524
Total loans, net	92,728		92,959		95,616		91,466		85,377		185,687		168,266
Taxable securities:
Mortgage-backed securities	7,462		3,696		3,217		3,031		2,976		11,158		5,257
Other securities	10,408		8,504		7,239		7,003		5,847		18,912		10,458
Total taxable securities	17,870		12,200		10,456		10,034		8,823		30,070		15,715
Tax-exempt securities:
Other securities	470		474		482		484		480		944		957
Total tax-exempt securities	470		474		482		484		480		944		957
Interest-earning deposits and federal funds sold	2,260		3,966		2,310		2,154		1,982		6,226		3,941
Total interest-earning assets	113,328		109,599		108,864		104,138		96,662		222,927		188,879
Interest Expense:
Deposits:
Savings accounts	$115		$122		$124		$130		$140		$237		$266
NOW accounts	20,007		18,491		17,411		16,843		16,152		38,498		29,937
Money market accounts	17,326		17,272		15,785		14,386		14,625		34,598		28,727
Certificate of deposit accounts	23,383		21,918		19,917		18,639		15,281		45,301		26,288
Total due to depositors	60,831		57,803		53,237		49,998		46,198		118,634		85,218
Mortgagors' escrow accounts	62		62		47		68		51		124		87
Total interest-bearing deposits	60,893		57,865		53,284		50,066		46,249		118,758		85,305
Borrowings	9,561		9,237		9,394		9,543		6,934		18,798		14,733
Total interest-bearing liabilities	70,454		67,102		62,678		59,609		53,183		137,556		100,038
Net interest income- tax equivalent	$42,874		$42,497		$46,186		$44,529		$43,479		$85,371		$88,841
Included in net interest income above:
Prepayment penalty income, net reversals and recovered interest from nonaccrual loans, and customer swap terminations fees	$369		$928		$3,416		$857		$315		$1,297		$995
Net gains/(losses) from fair value adjustments on qualifying hedges included in net interest income	177		(187)		(872)		1,348		(205)		(10)		(105)
Purchase accounting adjustments	182		271		461		347		340		453		646
Interest-earning Assets Yields:
Mortgage loans, net	5.39%		5.35%		5.41%		5.19%		4.80%		5.37%		4.73%
Commercial Business loans, net	5.89		5.90		6.11		6.01		5.70		5.89		5.56
Total loans, net	5.50		5.46		5.57		5.37		5.00		5.48		4.91
Taxable securities:
Mortgage-backed securities	4.31		3.19		3.02		2.78		2.65		3.87		2.32
Other securities	6.27		5.76		5.49		5.30		4.96		6.03		4.73
Total taxable securities	5.27		4.63		4.38		4.16		3.84		4.99		3.51
Tax-exempt securities: (1)
Other securities	2.87		2.88		2.91		2.91		2.88		2.87		2.87
Total tax-exempt securities	2.87		2.88		2.91		2.91		2.88		2.87		2.87
Interest-earning deposits and federal funds sold	4.87		5.09		4.89		4.80		4.52		5.00		4.26
Total interest-earning assets (1)	5.43%		5.32%		5.39%		5.19%		4.84%		5.37%		4.72%
Interest-bearing Liabilities Yields:
Deposits:
Savings accounts	0.45%		0.46%		0.45%		0.45%		0.45%		0.45%		0.41%
NOW accounts	3.97		3.82		3.77		3.53		3.19		3.90		3.00
Money market accounts	4.04		4.00		3.88		3.63		3.33		4.02		3.01
Certificate of deposit accounts	3.83		3.64		3.40		3.25		2.99		3.74		2.82
Total due to depositors	3.88		3.75		3.59		3.39		3.10		3.81		2.89
Mortgagors' escrow accounts	0.26		0.34		0.22		0.39		0.21		0.29		0.21
Total interest-bearing deposits	3.82		3.70		3.55		3.36		3.06		3.76		2.85
Borrowings	4.99		4.81		4.68		4.75		3.92		4.90		3.94
Total interest-bearing liabilities	3.95%		3.83%		3.68%		3.52%		3.15%		3.89%		2.97%

Net interest rate spread (tax equivalent) (1)	1.48%		1.49%		1.71%		1.67%		1.69%		1.48%		1.75%
Net interest margin (tax equivalent) (1)	2.05%		2.06%		2.29%		2.22%		2.18%		2.06%		2.22%
Ratio of interest-earning assets to interest-bearing liabilities	1.17	X	1.17	X	1.19	X	1.18	X	1.18	X	1.17	X	1.19	X

(1)	Yields are calculated on the tax equivalent basis using the statutory federal income tax rate of 21% for the periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540011

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

DEPOSIT and LOAN COMPOSITION

(Unaudited)

Deposit Composition

						2Q24 vs.	2Q24 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	1Q24	2Q23
(Dollars in thousands)	2024	2024	2023	2023	2023	% Change	% Change
Noninterest bearing	$825,327	$815,937	$847,416	$874,420	$827,820	1.2%	(0.3)%
Interest bearing:
Certificate of deposit accounts	2,435,894	2,529,095	2,311,290	2,321,369	2,232,696	(3.7)	9.1
Savings accounts	103,296	105,147	108,605	112,730	118,886	(1.8)	(13.1)
Money market accounts	1,710,376	1,717,298	1,726,404	1,551,176	1,594,637	(0.4)	7.3
NOW accounts	1,774,268	2,003,649	1,771,164	1,749,802	1,891,834	(11.4)	(6.2)
Total interest-bearing deposits	6,023,834	6,355,189	5,917,463	5,735,077	5,838,053	(5.2)	3.2
Total due to depositors	6,849,161	7,171,126	6,764,879	6,609,497	6,665,873	(4.5)	2.7
Mortgagors' escrow deposits	57,702	82,081	50,382	72,012	57,817	(29.7)	(0.2)
Total deposits	$6,906,863	$7,253,207	$6,815,261	$6,681,509	$6,723,690	(4.8)%	2.7%

Loan Composition

						2Q24 vs.	2Q24 vs.
	June 30,	March 31,	December 31,	September 30,	June 30,	1Q24	2Q23
(Dollars in thousands)	2024	2024	2023	2023	2023	% Change	% Change
Multifamily residential	$2,631,751	$2,622,737	$2,658,205	$2,614,219	$2,593,955	0.3%	1.5%
Commercial real estate	1,894,509	1,925,312	1,958,252	1,953,243	1,917,749	(1.6)	(1.2)
One-to-four family ― mixed use property	518,510	516,198	530,243	537,744	542,368	0.4	(4.4)
One-to-four family ― residential	261,716	267,156	220,213	222,874	230,055	(2.0)	13.8
Construction	65,161	60,568	58,673	59,903	57,325	7.6	13.7
Mortgage loans	5,371,647	5,391,971	5,425,586	5,387,983	5,341,452	(0.4)	0.6

Small Business Administration	13,957	16,244	20,205	21,896	22,404	(14.1)	(37.7)
Commercial business and other	1,389,711	1,411,725	1,452,518	1,487,775	1,466,358	(1.6)	(5.2)
Commercial Business loans	1,403,668	1,427,969	1,472,723	1,509,671	1,488,762	(1.7)	(5.7)

Gross loans	6,775,315	6,819,940	6,898,309	6,897,654	6,830,214	(0.7)	(0.8)
Net unamortized (premiums) and unearned loan (cost) fees (1)	1,711	2,003	8,641	(1,580)	2,211	(14.6)	(22.6)
Allowance for credit losses	(41,648)	(40,752)	(40,161)	(39,228)	(38,593)	2.2	7.9
Net loans	$6,735,378	$6,781,191	$6,866,789	$6,856,846	$6,793,832	(0.7)%	(0.9)%

(1)

Includes $3.4 million, $3.6 million, $3.9 million, $4.4 million, and $4.8 million of purchase accounting unamortized discount resulting from the acquisition of Empire Bancorp at June 30, 2024, March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540012

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

LOAN CLOSINGS and RATES

(Unaudited)

Loan Closings

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(In thousands)	2024	2024	2023	2023	2023	2024	2023
Multifamily residential	$27,966	$11,805	$82,995	$75,655	$31,901	$39,771	$74,065
Commercial real estate	20,573	10,040	60,092	70,197	38,523	30,613	54,093
One-to-four family – mixed use property	3,980	750	3,319	6,028	5,812	4,730	10,750
One-to-four family – residential	689	52,539	1,454	1,070	63	53,228	4,359
Construction	4,594	1,895	8,007	6,971	8,811	6,489	19,403
Mortgage loans	57,802	77,029	155,867	159,921	85,110	134,831	162,670

Small Business Administration	—	—	1,162	—	820	—	1,138
Commercial business and other	68,162	52,955	87,255	81,549	72,850	121,117	168,518
Commercial Business loans	68,162	52,955	88,417	81,549	73,670	121,117	169,656

Total Closings	$125,964	$129,984	$244,284	$241,470	$158,780	$255,948	$332,326

Weighted Average Rate on Loan Closings

	For the three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
Loan type	2024	2024	2023	2023	2023
Mortgage loans	7.58%	6.36%	7.55%	7.22%	6.62%
Commercial Business loans	7.94	8.29	7.93	8.00	7.76
Total loans	7.77%	7.13%	7.69%	7.48%	7.14%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540013

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

ASSET QUALITY

(Unaudited)

Allowance for Credit Losses

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2023	2023	2024	2023
Allowance for credit losses - loans
Beginning balances	$40,752	$40,161	$39,228	$38,593	$38,729	$40,161	$40,442

Net loan charge-off (recoveries):
Multifamily residential	(1)	—	(1)	—	—	(1)	(1)
Commercial real estate	—	—	—	—	8	—	8
One-to-four family – mixed-use property	(2)	—	(1)	—	—	(2)	—
One-to-four family – residential	(2)	13	9	(6)	4	11	(32)
Small Business Administration	(91)	(5)	(29)	(48)	(158)	(96)	(164)
Commercial business and other	4	(4)	82	12	1,706	—	10,983
Total net loan charge-offs (recoveries)	(92)	4	60	(42)	1,560	(88)	10,794

Provision (benefit) for loan losses	804	595	993	593	1,424	1,399	8,945

Ending balance	$41,648	$40,752	$40,161	$39,228	$38,593	$41,648	$38,593

Gross charge-offs	$11	$58	$107	$21	$1,731	$69	$11,029
Gross recoveries	103	54	47	63	171	157	235

Allowance for credit losses - loans to gross loans	0.61%	0.60%	0.58%	0.57%	0.57%	0.61%	0.57%
Net loan charge-offs (recoveries) to average loans	(0.01)	—	—	—	0.09	—	0.32

Nonperforming Assets

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2023	2023
Loans 90 Days or More Past Due and Still Accruing:
Multifamily residential	$—	$—	$1,463	$—	$—
Total Loans 90 Days or more past due and still accruing	—	—	1,463	—	—

Nonaccrual Loans:
Multifamily residential	13,774	4,669	3,206	3,206	3,206
One-to-four family - mixed-use property	909	911	981	1,075	790
One-to-four family - residential	3,633	3,768	5,181	4,161	5,218
Small Business Administration	2,552	2,552	2,552	1,255	1,119
Commercial business and other	13,672	12,929	11,789	7,708	8,304
Total Nonaccrual loans	34,540	24,829	23,709	17,405	18,637

Total Nonperforming Loans (NPLs)	34,540	24,829	25,172	17,405	18,637

Other Nonperforming Assets:
Real estate acquired through foreclosure	665	665	—	—	—
Total Other nonperforming assets	665	665	—	—	—

Total Nonaccrual HTM Securities	20,627	20,760	20,981	20,981	20,981

Total Nonperforming Assets	$55,832	$46,254	$46,153	$38,386	$39,618

Nonperforming Assets to Total Assets	0.61%	0.53%	0.54%	0.45%	0.47%
Allowance for Credit Losses to NPLs	120.6%	164.1%	159.5%	225.4%	207.1%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540014

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

Non-cash Fair Value Adjustments to GAAP Earnings

The variance in GAAP and core earnings is partly driven by the impact of non-cash net gains and losses from fair value adjustments. These fair value adjustments relate primarily to borrowings carried at fair value under the fair value option.

Core Net Income, Core Diluted EPS, Core ROAE, Core ROAA, Pre-provision Pre-tax Net Revenue, Core Net Interest Income FTE, Core Net Interest Margin FTE, Core Interest Income and Yield on Total Loans, Core Noninterest Income, Core Noninterest Expense and Tangible Book Value per common share are each non-GAAP measures used in this release. A reconciliation to the most directly comparable GAAP financial measures appears below in tabular form. The Company believes that these measures are useful for both investors and management to understand the effects of certain interest and noninterest items and provide an alternative view of the Company’s performance over time and in comparison, to the Company’s competitors. These measures should not be viewed as a substitute for net income. The Company believes that tangible book value per common share is useful for both investors and management as this measure is commonly used by financial institutions, regulators, and investors to measure the capital adequacy of financial institutions. The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison, to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation or as a substitute for analysis of results reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540015

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP EARNINGS and CORE EARNINGS

(Unaudited)

	For the three months ended					For the six months ended
(Dollars in thousands,	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
except per share data)	2024	2024	2023	2023	2023	2024	2023

GAAP income before income taxes	$7,136	$4,997	$11,754	$10,752	$11,872	$12,133	$17,327

Net (gain) loss from fair value adjustments (Noninterest income (loss))	(57)	834	(906)	1,246	(294)	777	(2,913)
Life insurance proceeds (Noninterest income (loss))	—	—	(697)	(23)	(561)	—	(561)
Net (gain) loss from fair value adjustments on qualifying hedges (Net interest income)	(177)	187	872	(1,348)	205	10	105
Net amortization of purchase accounting adjustments and intangibles (Various)	(85)	(169)	(355)	(237)	(227)	(254)	(415)
Miscellaneous expense (Professional services)	494	—	526	—	—	494	—

Core income before taxes	7,311	5,849	11,194	10,390	10,995	13,160	13,543

Provision for core income taxes	1,855	1,537	3,648	2,819	3,083	3,392	3,742

Core net income	$5,456	$4,312	$7,546	$7,571	$7,912	$9,768	$9,801

GAAP diluted earnings per common share	$0.18	$0.12	$0.27	$0.26	$0.29	$0.30	$0.42
Net (gain) loss from fair value adjustments, net of tax	(0.01)	0.02	(0.02)	0.03	(0.01)	0.02	(0.07)
Life insurance proceeds	—	—	(0.02)	—	(0.02)	—	(0.02)
Net (gain) loss from fair value adjustments on qualifying hedges, net of tax	—	—	0.02	(0.03)	—	—	—
Net amortization of purchase accounting adjustments, net of tax	—	—	(0.01)	(0.01)	(0.01)	(0.01)	—
Miscellaneous expense, net of tax	0.01	—	0.01	—	—	0.01	—

Core diluted earnings per common share(1)	$0.18	$0.14	$0.25	$0.25	$0.26	$0.33	$0.32

Core net income, as calculated above	$5,456	$4,312	$7,546	$7,571	$7,912	$9,768	$9,801
Average assets	8,830,665	8,707,505	8,569,002	8,505,346	8,462,442	8,769,085	8,465,363
Average equity	667,557	669,185	669,819	675,041	672,835	668,371	677,917
Core return on average assets(2)	0.25%	0.20%	0.35%	0.36%	0.37%	0.22%	0.23%
Core return on average equity(2)	3.27%	2.58%	4.51%	4.49%	4.70%	2.92%	2.89%

(1)	Core diluted earnings per common share may not foot due to rounding.
(2)	Ratios are calculated on an annualized basis.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540016

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP REVENUE and PRE-PROVISION

PRE-TAX NET REVENUE

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2023	2023	2024	2023

GAAP Net interest income	$42,776	$42,397	$46,085	$44,427	$43,378	$85,173	$88,640
Net (gain) loss from fair value adjustments on qualifying hedges	(177)	187	872	(1,348)	205	10	105
Net amortization of purchase accounting adjustments	(182)	(271)	(461)	(347)	(340)	(453)	(646)
Core Net interest income	$42,417	$42,313	$46,496	$42,732	$43,243	$84,730	$88,099

GAAP Noninterest income	$4,216	$3,084	$7,402	$3,309	$5,020	$7,300	$11,877
Net (gain) loss from fair value adjustments	(57)	834	(906)	1,246	(294)	777	(2,913)
Life insurance proceeds	—	—	(697)	(23)	(561)	—	(561)
Core Noninterest income	$4,159	$3,918	$5,799	$4,532	$4,165	$8,077	$8,403

GAAP Noninterest expense	$39,047	$39,892	$40,735	$36,388	$35,110	$78,939	$74,266
Net amortization of purchase accounting adjustments	(97)	(102)	(106)	(110)	(113)	(199)	(231)
Miscellaneous expense	(494)	—	(526)	—	—	(494)	—
Core Noninterest expense	$38,456	$39,790	$40,103	$36,278	$34,997	$78,246	$74,035

Net interest income	$42,776	$42,397	$46,085	$44,427	$43,378	$85,173	$88,640
Noninterest income	4,216	3,084	7,402	3,309	5,020	7,300	11,877
Noninterest expense	(39,047)	(39,892)	(40,735)	(36,388)	(35,110)	(78,939)	(74,266)
Pre-provision pre-tax net revenue	$7,945	$5,589	$12,752	$11,348	$13,288	$13,534	$26,251

Core:
Net interest income	$42,417	$42,313	$46,496	$42,732	$43,243	$84,730	$88,099
Noninterest income	4,159	3,918	5,799	4,532	4,165	8,077	8,403
Noninterest expense	(38,456)	(39,790)	(40,103)	(36,278)	(34,997)	(78,246)	(74,035)
Pre-provision pre-tax net revenue	$8,120	$6,441	$12,192	$10,986	$12,411	$14,561	$22,467
Efficiency Ratio	82.6%	86.1%	76.7%	76.8%	73.8%	84.3%	76.7%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540017

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

RECONCILIATION OF GAAP NET INTEREST INCOME and NET INTEREST MARGIN

to CORE NET INTEREST INCOME

(Unaudited)

	For the three months ended					For the six months ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2023	2023	2024	2023
GAAP net interest income	$42,776	$42,397	$46,085	$44,427	$43,378	$85,173	$88,640
Net (gain) loss from fair value adjustments on qualifying hedges	(177)	187	872	(1,348)	205	10	105
Net amortization of purchase accounting adjustments	(182)	(271)	(461)	(347)	(340)	(453)	(646)
Tax equivalent adjustment	98	100	101	102	101	198	201
Core net interest income FTE	$42,515	$42,413	$46,597	$42,834	$43,344	$84,928	$88,300
Prepayment penalties received on loans and securities, net of reversals and recoveries of interest from nonaccrual loans	(369)	(928)	(3,416)	(857)	(315)	(1,297)	(995)
Net interest income FTE excluding episodic items	$42,146	$41,485	$43,181	$41,977	$43,029	$83,631	$87,305

Total average interest-earning assets (1)	$8,358,006	$8,238,395	$8,080,550	$8,027,201	$7,996,067	$8,298,199	$8,001,489
Core net interest margin FTE	2.03%	2.06%	2.31%	2.13%	2.17%	2.05%	2.21%
Net interest margin FTE excluding episodic items	2.02%	2.01%	2.14%	2.09%	2.15%	2.02%	2.18%

GAAP interest income on total loans, net	$92,728	$92,959	$95,616	$91,466	$85,377	$185,687	$168,266
Net (gain) loss from fair value adjustments on qualifying hedges - loans	(137)	123	978	(1,379)	157	(14)	56
Net amortization of purchase accounting adjustments	(198)	(295)	(484)	(358)	(345)	(493)	(661)
Core interest income on total loans, net	$92,393	$92,787	$96,110	$89,729	$85,189	$185,180	$167,661

Average total loans, net (1)	$6,751,715	$6,807,944	$6,872,115	$6,817,642	$6,834,644	$6,779,829	$6,855,454
Core yield on total loans	5.47%	5.45%	5.59%	5.26%	4.99%	5.46%	4.89%

(1)	Excludes purchase accounting average balances for all periods presented.

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540018

FLUSHING FINANCIAL CORPORATION and SUBSIDIARIES

CALCULATION OF TANGIBLE STOCKHOLDERS’

COMMON EQUITY to TANGIBLE ASSETS

(Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Dollars in thousands)	2024	2024	2023	2023	2023
Total Equity	$665,322	$669,827	$669,837	$666,521	$670,247
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,322)	(1,428)	(1,537)	(1,651)	(1,769)
Tangible Stockholders' Common Equity	$646,364	$650,763	$650,664	$647,234	$650,842

Total Assets	$9,097,240	$8,807,325	$8,537,236	$8,579,375	$8,474,852
Less:
Goodwill	(17,636)	(17,636)	(17,636)	(17,636)	(17,636)
Core deposit intangibles	(1,322)	(1,428)	(1,537)	(1,651)	(1,769)
Tangible Assets	$9,078,282	$8,788,261	$8,518,063	$8,560,088	$8,455,447

Tangible Stockholders' Common Equity to Tangible Assets	7.12%	7.40%	7.64%	7.56%	7.70%

Investor Contact: Susan K. Cullen, SEVP, CFO and Treasurer, 718-961-540019